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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                          July 10, 1998 (June 12, 1998)

                        AMERICAN COIN MERCHANDISING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26580
                            (Commission File Number)

              DELAWARE                            84-1093721
(State or other jurisdiction of       (I.R.S. Employer Identification No.)
         incorporation)

                  5660 CENTRAL AVENUE, BOULDER, COLORADO 80301
              (Address of principal executive offices and Zip Code)

                                 (303) 444-2559
               Registrant's telephone number, including area code




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      (a)On June 12, 1998, American Coin Merchandising, Inc. (the "Company") completed the purchase of the assets of each of Suncoast Toys, Inc., Oregon Coin Company and NW Toys Co. (collectively, the "Sellers") pursuant to the Asset Purchase and Sale Agreements (the "Purchase Agreements"), by and between the Company and each of the Sellers for an aggregate purchase price of $30 million, including inventory. The consideration paid pursuant to the Purchase Agreements was determined through arm's length negotiations.

         A copy of the press release announcing the execution of the Purchase Agreements and the Purchase Agreements were filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to Form 8-K filed on June 1, 1998 and are incorporated herein by reference. The exhibits to the Purchase Agreements, comprising a Promissory Note, a Noncompetition Agreement, and a Termination Agreement, will be furnished supplementary to the Securities and Exchange Commission upon request.

     (b)Pursuant to the Purchase Agreements, the Company acquired certain furniture, fixtures, motor vehicles, skill crane machines and equipment from the Sellers used by the Sellers in their respective business. The Company will continue to use such assets in its business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)Financial Statements of Business Acquired. The financial statements of the Sellers are unavailable as of the date of this filing. Such financial statements will be filed on or before July 30, 1998.

     (b)Pro Forma Financial Information. The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before July 30, 1998.

      (c)Exhibits.

              99.1 Press Release, dated as of June 1, 1998 entitled "American Coin Merchandising signs agreements to acquire its largest franchisees; will add approximately 1,300 skill-crane machines." (Filed as an exhibit to the Company's Form 8-K filed on June 1, 1998, and incorporated herein by reference.)

               99.2 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Suncoast Toys, Inc. (Filed as an exhibit to the Company's Form 8-K filed on June 1, 1998, and incorporated herein by reference.)

               99.3 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and Oregon Coin Company. (Filed as an exhibit to the Company's Form 8-K filed on June 1, 1998, and incorporated herein by reference.)

               99.4 Asset Purchase and Sale Agreement, effective May 29, 1998, between American Coin Merchandising, Inc. and NW Toys Co. (Filed as an exhibit to the Company's Form 8-K filed on June 1, 1998, and incorporated herein by reference.)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  July 10, 1998


                                 AMERICAN COIN MERCHANDISING, INC.

                        By:      /s/ W. JOHN CASH
                                 ------------------------------------
                                 W. John Cash

                        Its:     Vice President, Chief Financial Officer and
                                 Treasurer